EXHIBIT 10.58

SOUTHERN SHORES WATER COMPANY, L.L.C.

$418,000 GENERAL OBLIGATION BOND
(LEAD SERVICE LINE SEA COLONY COMMUNITY VACUUM EXCAVATION PROJECT)
SERIES 2025-DWSRF

FINANCING AGREEMENT

BETWEEN

SOUTHERN SHORES WATER COMPANY, L.L.C.

AND

DELAWARE DRINKING WATER STATE REVOLVING FUND,
ACTING BY AND THROUGH THE
DELAWARE DEPARTMENT OF HEALTH AND SOCIAL SERVICES,
DIVISION OF PUBLIC HEALTH

Loan No. 28000011

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TABLE OF CONTENTS
PAGE

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EXHIBIT A     PROJECT DESCRIPTION
EXHIBIT B    PROJECT BUDGET
EXHIBIT C    FORM OF REQUISITION
EXHIBIT D    SCHEDULE OF DISBURSEMENTS
EXHIBIT E    FORM OF CHANGE ORDER
EXHIBIT F    PROJECTED DRAWDOWN CERTIFICATE

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FINANCING AGREEMENT

    THIS FINANCING AGREEMENT (this “Agreement”) is made as of this 31st day of December, 2025, between the DELAWARE DRINKING WATER STATE REVOLVING FUND, acting by and through the DELAWARE DEPARTMENT OF HEALTH & SOCIAL SERVICES, DIVISION OF PUBLIC HEALTH, a public agency of The State of Delaware (the “Department”) and SOUTHERN SHORES WATER COMPANY, L.L.C., a limited liability company organized under the laws of the State of Maryland and authorized to do business in The State of Delaware (the “Borrower”).

    Pursuant to Title 29 Delaware Code Section 7903 (the “Act”), the General Assembly established a permanent and perpetual fund known as the “Delaware Drinking Water State Revolving Fund” (the “Fund”) and empowered the Secretary of the Department of Health & Social Services to administer such Fund. From the Fund, the Department from time to time makes loans to and acquires obligations of eligible persons in Delaware to finance the costs of drinking water facilities in accordance with the Federal Safe Drinking Water Act. General information on Drinking Water State Revolving Funds can be found at: https://www.epa.gov/dwsrf.

        The Borrower requested a loan (the “Loan”) from the Fund and will evidence its obligation to repay the Loan by the signing of this Agreement and by the delivery of its General Obligation Bond (Lead Service Line Sea Colony Community Vacuum Excavation Project), Series 2025-DWSRF (the “Bond”). The Borrower will use the Loan Proceeds from the Fund to: (i) finance the identification and replacement of lead service lines within the Sea Colony Community, as more fully described in Exhibit A and (ii) if desired, pay certain administrative costs and costs of issuing the Bond (collectively, the “Project”).

ARTICLE I
ARTICLE I
DEFINITIONS
Section 1.1. Definitions.
        The capitalized terms contained in this Agreement shall have the meanings set forth below unless the context requires otherwise and any capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Act:

    “Agreement” means this Financing Agreement between the Department and the Borrower, together with any amendments or supplements hereto.

    “Authorized Representative” means the President, Vice President, Chairman, Chief Financial Officer, Treasurer, and Secretary of the Borrower or any employee of the Borrower authorized by resolution or certificate of the Borrower to perform the act or sign the document in question.

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    “Business Day” means a day of the year which is not a Saturday or Sunday or a day on which banking institutions located in New York or Delaware are required or authorized to remain closed or on which the New York Stock Exchange is closed.

    “Closing Date” means the date this Agreement is executed and delivered by the Borrower and the Department.

    “Commitment Letter” shall mean the commitment letter from the Department to the Borrower dated August 4, 2025 and all extensions and amendments thereto.

    “Consulting Engineer” means any firm of independent consulting engineers of recognized standing and experienced in the field of environmental engineering and registered to do business in Delaware. Any such firm shall be subject to the reasonable approval of the Department.

    “Department” means the Department of Health and Social Services, Division of Public Health.

    “Event of Default” shall have the meaning set forth in Section 10.1.

    “Fiscal Year” means the period of twelve months established by the Borrower as its annual accounting period.

    “Loan” means the loan from the Department to the Borrower pursuant to this Agreement.

    “Loan Proceeds” means the funds applied to make the loan to the Borrower pursuant to this Agreement.

    “Notice to Proceed” means a written notice given by the Borrower and signed by an Authorized Representative issued to each construction contractor fixing the date on which construction, equipping, acquisition, expansion or renovation of the Project as described in Exhibit A will commence, a copy of which must be furnished to the Department by the Borrower within one year of the Closing Date.

    “Penalty” shall have the meaning set forth in Section 3.3.

    “Project” means, collectively, the various improvements and upgrades to the System of the Borrower, as more fully described in Exhibit A, the costs of the construction, acquisition or equipping of which are to be financed in whole or in part with the Loan Proceeds.

    “Project Budget” means the budget for the financing of the Project, a copy of which is attached to this Agreement as Exhibit B.

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        “Project Costs” means the costs of the construction, acquisition or equipping of the Project, as further described in the Project Budget, and such other costs as may be approved in writing by the Department, provided such costs are permitted by the Act.

        “System” means all plants, systems, facilities, equipment or property, of which the Project constitutes the whole or a part, owned, operated or maintained by the Borrower and used in connection with the drinking water services for the systems which comprise the Project, all as described in Exhibit A.

Section 1.2. Rules of Construction.
        The following rules shall apply to the construction of this Agreement unless the context requires otherwise:

(a)Singular words shall connote the plural number as well as the singular and vice versa.
(b)All references in this Agreement to particular Sections or Exhibits are references to Sections or Exhibits of this Agreement unless otherwise indicated.
(c)The headings and table of contents as used in this Agreement are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.
ARTICLE II
REPRESENTATIONS
Section 2.1. Representations by Borrower.
        The Borrower makes the following representations as the basis for its undertakings under this Agreement:

(a)The Borrower is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.
(b)The Borrower has full right, power and authority to (i) execute this Agreement and the other documents related thereto, (ii) own and operate the System, (iii) construct, acquire or equip the Project and finance the Project Costs by borrowing money for such purpose pursuant to this Agreement, and (iv) carry out and consummate all of the transactions contemplated by this Agreement.
(c)All permits, licenses, registrations, certificates, authorizations and approvals required to have been obtained as of the date of signing of this Agreement have been obtained for (i) the execution by the Borrower of this Agreement, (ii) the performance and enforcement of the obligations of the Borrower thereunder, (iii) the acquisition, construction, equipping, occupation, operation and use of the Project, and (iv) the operation and use of the System. The Borrower knows of no reason why any other necessary permits or approvals cannot be obtained as required.
(d)This Agreement has been executed by a duly authorized officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms of this Agreement.
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(e)There are not pending nor, to the best of the knowledge of the undersigned officer of the Borrower, threatened, any actions, suits, proceedings or investigations of a legal, equitable, regulatory, administrative or legislative nature, in which a judgment, order or resolution may have a material adverse effect on the Borrower, or its business, assets, condition (financial or otherwise), operations or prospects or in its ability to perform its obligations under this Agreement.
(f)There have been no material defaults by any contractor or subcontractor under any contract made in connection with the construction or equipping of the Project.
(g)No material adverse change has occurred in the financial condition of the Borrower from that indicated in the financial statements, application and other information furnished to the Department in connection with this Agreement.
(h)No Event of Default has occurred and is continuing.
(i)Except as may otherwise be approved by the Department or permitted by the terms hereof, the Project and the System at all times will be owned by the Borrower and will not be operated or controlled by any other entity or person.
(j)The Project will be a part of the System.
(k)The Loan Proceeds and funds available from the other sources specified in the Project Budget will be sufficient to pay the estimated Project Costs.
(l)The Borrower has received or has commitments to obtain all funds and other financing for the Project as contemplated in the Project Budget.
(m) The Borrower expects to complete the acquisition, construction and equipping of the Project by December 31, 2025. The Borrower expects to adhere to the estimated drawdown schedule attached hereto as Exhibit D and certified to in the "Certificate of the Borrower and Projected Drawdown Schedule of the Project" attached hereto as Exhibit F and made a part hereof. Noncompliance with this Section 2.1(m) may cause loan funds to become de-obligated and reallocated to other drinking water projects at the discretion of the Department.

ARTICLE III
ADVANCE AND USE OF LOAN PROCEEDS; CONSTRUCTION OF PROJECT
Section 3.1. Advance of Loan Proceeds.
        The Department agrees to advance to the Borrower pursuant to this Agreement up to Four Hundred Eighteen Thousand Dollars ($418,000) to pay Project Costs in accordance with the Project Budget.

Section 3.2. Application of Loan Proceeds.
(a)The Borrower agrees to apply the Loan Proceeds solely and exclusively to the payment, or the reimbursement of the Borrower for the payment, of Project Costs and further agrees, upon the request of the Department, to exhibit to the Department, vouchers, statements, bills of sale or other evidence of the actual payment of such Project Costs. The Department shall disburse the Loan Proceeds to or for the account of the Borrower upon execution of this Agreement and upon receipt by the Department of the following:
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        (1)    A requisition (upon which the Department shall be entitled to rely) signed by an Authorized Representative and containing all information called for by, and otherwise being in the form of, Exhibit C attached hereto.

        (2)    If such requisition includes an item for payment for labor or to contractors, builders or materialmen (i) a certificate, signed by an Authorized Representative, stating that such work was actually performed or such materials, supplies or equipment were actually furnished or installed in or about the construction of the Project; and (ii) a certificate signed by an Authorized Representative stating either that such materials, supplies or equipment are not subject to any lien or security interest or that such lien or security interest will be released or discharged upon payment of the requisition.

        Upon receipt of each such requisition and accompanying certificate or certificates, the Department shall disburse Loan Proceeds hereunder to or for the account of the Borrower in accordance with such requisition in an amount and to the extent approved by the Department. The Borrower expects to adhere to the estimated drawdown schedule attached hereto as Exhibit D. The Department shall have no obligation to disburse any such Loan Proceeds if the Borrower is in default hereunder, nor shall the Department have any obligation to approve any requisition if the Borrower is not in compliance with the terms of this Agreement.

(b)The Borrower shall comply with all applicable State of Delaware and federal laws. Except as may otherwise be approved by the Department, disbursements shall be held at ninety-five percent (95%) of the maximum amount authorized hereunder to ensure satisfactory completion of the Project. Upon receipt from the Borrower of the certificate specified in Section 3.4 and a final requisition detailing all retainages to which the Borrower is then entitled, the Department, to the extent approved by the Department and subject to the provisions of this Section and Section 3.4, will disburse Loan Proceeds to or for the account of the Borrower to the extent of such approval.
(c)The Department may apply Loan Proceeds to pay any Penalty assessed pursuant to Section 3.3.
(d)The Department shall have no obligation to disburse Loan Proceeds in excess of the amount necessary to pay for approved Project Costs.
(e)The Borrower shall comply in all respects with all applicable federal laws, regulations and other requirements related to or arising out of or in connection with the Project and the funding thereto by the Fund.
(f)The Borrower is subject to 2 CFR 200 Subpart F (Audit Requirements) audits. The Borrower shall comply in all respects with the Federal Single Audit Act (the “SAA”), 2 CFR 200 Subpart F, as a sub-recipient of Federal funds. As a recipient of Loan Proceeds from the Fund, the Borrower is required to notify the Department when a SAA audit has been conducted and provide the Department within 30 days of completion with a copy of the SAA audit if the Borrower expends $1,000,000 or more in Loan Proceeds and other federal financial assistance in its fiscal year. Other federal financial assistance sources include, but are not limited to, equivalency funds received by the Delaware Water Pollution Control Revolving Fund, other federal water infrastructure funding programs (e.g., USDA RD, CDBG, and EPA’s WIFIA and Community Grants, among others), as well as health care, social services, highways, and
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education funding programs. The Borrower shall notify the Department when they have reached the $1,000,000 expenditure threshold.
For purposes of the Fund, an expenditure occurs at the time that Loan Proceeds are disbursed by the Borrower for the purpose for which the Fund assistance is provided (e.g., Project Costs). For example, for the Loan, the expenditure occurs at the time the Borrower pays an invoice. In the case of refinancing assistance, the expenditure occurs at the time the Borrower uses the Loan Proceeds to refinance the existing debt.

The Borrower is responsible for (i) maintaining an annual (fiscal year) accounting system and identifying all expenditures of federal financial assistance, (ii) submitting its SAA audit to the Federal Audit Clearinghouse within the earlier of 30 calendar days after receipt of the auditor's report(s) or nine months after the end of the audit period, and (iii) notifying the Department that the SAA audit has been submitted to the Federal Audit Clearinghouse and providing a copy to the state SRF program upon request. The Borrower shall inform the Department of any findings and recommendations pertaining to Loan Proceeds received from the Fund contained in SAA audits conducted by the Borrower. The Borrower, as a subrecipient of Federal funds, must submit all reports including financial, performance, and other reports required by this Federal award, no later than 120 days after the conclusion of the period of performance on the Project.

The SAA dollar threshold, currently at $1,000,000 as previously stated, that requires performance of an audit increases periodically, and the Borrower is required to know the threshold for a given year.

The Borrower, as a subrecipient of Federal funds, must certify to the Department the accuracy of the Borrower’s application for funds, requesting payment/funds, and submitting financial reports.

The single audit report MUST be submitted using the Federal Audit Clearinghouse available at: https://fac.gov/. For complete information on how to accomplish the single audit submissions, the recipient will need to visit the Federal Audit Clearinghouse Web site: https://fac.gov.

(g)The Borrower shall comply with the Delaware Department of Labor Prevailing Wage Rate Regulations.
(h)The Borrower shall comply with the Delaware Drinking Water State Revolving Fund's Davis-Bacon Wage Rate Act Requirement as set forth in the closing documents. The Borrower agrees that all contractors or subcontractors utilized by the Borrower in the Project will complete and file the U.S. Department of Labor’s payroll form WH-347.
By accepting this loan, the Borrower acknowledges and agrees to the terms and conditions provided in the DBRA Requirements for EPA Subrecipients at https://www.epa.gov/grants/contract-provisions-davis-bacon-and-related-acts. The Borrower acknowledges that it has read, executed and will comply with the requirements outlined in the closing document titled “Davis-Bacon Wage Rate Act Requirement and Related Acts”.
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(i)As a recipient of Fund assistance, the Borrower shall comply with the Prohibition on Certain Telecommunication and Video Surveillance Services or Equipment located in 2 CFR 200.216, as such regulation relates to the Project. The Borrower agrees that none of the Loan Proceeds shall be used to procure, enter into, extend or renew contracts or obtain equipment, services or systems that use “covered telecommunications equipment or services,” as identified in the regulation, as a substantial or essential component of any system, or as critical technology as part of any system.
(j)As a recipient of Fund assistance, the Borrower agrees that none of the Loan Proceeds made available to the Borrower shall be used for the Project for the construction, alteration, maintenance, or repair of the System unless all of the iron and steel products used in the Project are produced in the United States (“American Iron and Steel Requirement”), unless: (i) the Borrower has requested and obtained a waiver from the Environmental Protection Agency pertaining to the Project or (ii) the Department has otherwise advised the Borrower in writing that the American Iron and Steel Requirement is not applicable to the Project. The American Iron and Steel Requirement shall not apply in any case or category of cases in which the Administrator of the Environmental Protection Agency finds that: (i) applying the requirement would be inconsistent with the public interest; (ii) iron and steel products are not produced in the United States in sufficient and reasonably available quantities and of a satisfactory quality; or (iii) inclusion of iron and steel products produced in the United States will increase the cost of the overall project by more than 25 percent.
In this section 3.2(j), the term ‘‘iron and steel products’’ means the following products made primarily of iron or steel-lined or unlined pipes and fittings, manhole covers and other municipal castings, hydrants, tanks, flanges, pipe clamps and restraints, valves, structural steel, reinforced precast concrete, and construction materials. “Steel” means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.
The Bipartisan Infrastructure Law of 2021, also known as the Infrastructure Investment and Jobs Act of 2021 (“IIJA”), established the Build America Buy America (BABA) Act domestic sourcing requirements for federal financial assistance programs for infrastructure, including the Fund, and the Borrower must comply with the BABA provision. BABA also creates expanded American Iron and Steel requirements to include construction materials and manufactured goods for domestic preference and sourcing requirements.

In procuring materials for public works projects, entities using taxpayer-financed Federal assistance should give a commonsense procurement preference for the materials and products produced by companies and workers in the United States in accordance with the high ideals embodied in the environmental, worker, workplace safety, and other regulatory requirements of the United States. The benefits of domestic content procurement preferences extend beyond economics. Common construction materials used in public works infrastructure projects, including steel, iron, manufactured products, non-ferrous metals, plastic and polymer-based products (including polyvinylchloride, composite building materials, and polymers used in fiber optic cables), glass (including optic glass), lumber, and drywall are not adequately covered by a domestic content procurement preference, thus limiting the impact of taxpayer purchases to enhance supply chains in the United States.

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(k)The Borrower agrees to comply with all federal requirements applicable to the Loan Proceeds received (including those imposed by IIJA, Public Law No. 117-58) which the Borrower understands includes, but is not limited to, the following requirements: that all of the iron and steel, manufactured products, and construction materials used in the Project are to be produced in the United States (“Build America, Buy America Requirements”) unless (i) the Borrower has requested and obtained a waiver from the Department pertaining to the Project or the Project is otherwise covered by a general applicability waiver; or (ii) the Department has otherwise advised the Borrower in writing that the Build America, Buy America Requirements are not applicable to the Project.
(l)The Borrower, as a sub-recipient of Federal funds, agrees that when collecting and managing environmental data under this Agreement, it will protect the data by following all applicable State of Delaware law cybersecurity requirements, if the Borrower’s network or information system is connected to the Environmental Protection Agency networks to transfer data to the Environmental Protection Agency using systems other than the Environmental Information Exchange Network or the Environmental Protection Agency’s Central Data Exchange.
Section 3.3. Agreement to Draw Loan Proceeds and Penalty for Delay.
        The Borrower agrees after the Closing Date to commence work in earnest on the Project and make draws on the Loan Proceeds of at least ten percent (10%) of the Project Costs within one year of the Closing Date. The Borrower further agrees to provide a Notice to Proceed within one year of the Closing Date.

        If by December 31, 2026, which is one year from the Closing Date, (i) the Borrower has not submitted requisition(s), in the manner required by Section 3.2, for more than ten percent (10%) of the Project Costs, and (ii) the Department has not received a Notice to Proceed, the Department may in its discretion assess a penalty equal to one percent (1%) of the Loan Proceeds (the “Penalty”). Such Penalty may be drawn by the Department from the Loan Proceeds, or charged directly to the Borrower, at the Department’s discretion. It is within the Department’s complete discretion whether to impose the Penalty based upon its review of affirmative steps taken by the Borrower to commence and complete the Project and the totality of the circumstances surrounding any such delay in requesting disbursement of Loan Proceeds.

Section 3.4. Agreement to Accomplish Project.
        The Borrower will cause the Project to be acquired, constructed, expanded, renovated or equipped as described in Exhibit A and in accordance with the Project Budget and the plans, specifications and designs prepared by the Consulting Engineer and approved by the Department. The Borrower has completed the Project by the date set forth in Section 2.1(m). All plans, specifications and designs have been approved by all applicable regulatory agencies. The Borrower agrees to maintain complete and accurate books and records of the Project Costs and permit the Department through its duly authorized representatives to inspect such books and records at any reasonable time. The Borrower and the Department may amend the description of the Project set forth in Exhibit A.

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    The Borrower will deliver to the Department a certificate signed by an Authorized Representative of the Borrower and by the Consulting Engineer stating (i) that the Project has been completed substantially in accordance with this Section, the plans and specifications as amended from time to time, as approved by the Department, and in substantial compliance with all material applicable laws, ordinances, rules and regulations, (ii) the date of such completion, (iii) that all certificates of occupancy or other material permits necessary for the Project’s use, occupancy and operation have been issued or obtained, and (iv) the amount, if any, to be reserved for payment of Project Costs.

Section 3.5. Permits.
        The Borrower, at its sole cost and expense, shall comply with, and shall obtain all permits, consents and approvals required by local, state or federal laws, ordinances, rules, regulations or requirements in connection with the acquisition, construction, equipping, occupation, operation or use of the Project. The Borrower shall, upon request, promptly furnish to the Department copies of all such permits, consents and approvals. The Borrower shall also comply with all lawful program or procedural guidelines or requirements duly promulgated and amended as of the date hereof by the Department in connection with the acquisition, construction, equipping, occupation, operation or use of projects financed by the Fund under the Act. The Borrower shall also comply in all respects with all applicable State of Delaware and federal laws, regulations and other requirements relating to or arising out of or in connection with the Project and the funding thereof by the Fund.

Section 3.6. Construction Contractors.
        Each construction contractor employed in the accomplishment of the Project shall be required in the construction contract to furnish a performance bond and a payment bond, each in an amount equal to one hundred percent (100%) of the particular contract price. Such bonds shall list the Borrower as beneficiary. Each contractor shall be required to maintain, during the construction period covered by the particular construction contract, builder’s risk insurance, workers compensation insurance, public liability insurance, property damage insurance and vehicle liability insurance in amounts and on terms customarily maintained on such projects. Upon request of the Department, the Borrower shall cause each contractor to furnish evidence of such bonds and insurance to the Department. In addition to the foregoing,

(a)Each construction contractor employed in the accomplishment of the Project is required to comply with the Anti-Kickback Act (and is required to insert similar requirements in all subcontracts) and all other applicable federal laws and regulations.
Each construction contractor employed in the accomplishment of the Project shall comply with the Contract Work Hours and Safety Standards Act, which requires overtime wages to be paid for over 40 hours of work per week, under contracts in excess of $100,000.

Each construction contractor employed in the accomplishment of the Project acknowledges and agrees to the terms provided in the DBRA Requirements for Contractors and
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Subcontractors Under EPA Grants at https://www.epa.gov/grants/contract-provisions-davis-bacon-and-related-acts.

(b)All construction contracts and contractors’ estimate forms will be prepared so that materials and equipment may be readily itemized and identified as to eligible and noneligible costs.
(c)Any change in a construction contract that will alter the contract price or completion time or will substantially modify the proposed use of the Project must be submitted to the Department for prior approval via a change order in the form of the change order attached hereto as Exhibit E.
(d)The construction of the Project facilities will conform to applicable federal, state and local laws, ordinances and regulations.
(e)The Borrower will proceed expeditiously and complete the Project facilities in accordance with the approved application, project schedule, surveys, plans, profiles, cross-sections, specifications and amendments approved by the Department.
Recipients and sub-recipients of Fund assistance, including the Borrower, shall not make any award or permit any award (sub-grant or contract) at any tier to any party which is debarred or suspended or is otherwise excluded from or ineligible for participation in Federal assistance programs under Executive Order 12549, “Debarment and Suspension.” Grantees and sub-grantees, including the Borrower, shall refer to the "List of Parties Excluded From Federal Procurement and Non-Procurement Programs" to insure that the contractor or subcontractor are not on this list. A search for exclusion records can be made at the official US Government System for Award Management website at https://www.sam.gov. For assistance visit the Federal Service Desk online at www.fsd.gov or by calling (866) 606-8220.

(f)Recipients have taken and will continue to take all necessary affirmative steps to solicit, and document its solicitation efforts of, minority business enterprises and women’s business enterprises, individually and collectively referred to as Disadvantaged Business Enterprises (DBE), in accordance with the Six Good Faith Efforts, (40 CFR Part 33).
(g)Recipients have taken and will continue to take all necessary affirmative steps to assure that it is in compliance with all requirements for the procurement of architectural and engineering services as identified in 40 U.S.C. Section 1101 et. Seq, for all architectural and engineering contracts executed, amended or renewed.
Section 3.7. Signage and Public or Media Events.
The Borrower is required to place a sign at construction sites funded with Loan Proceeds displaying the Environmental Protection Agency (“EPA”) logo in a manner that informs the public that the Project is funded in part or wholly by the EPA. Such sign must be placed in a visible location that can be directly linked to the work taking place and must be maintained in good condition throughout the construction period.

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The Borrower is required to comply with the sign specifications provided by the EPA Office of Public Affairs (“OPA”) available at: https://www.epa.gov/grants/epa-logo-seal-specifications-signage-produced-epa-assistance-agreement-Borrowers.

If the EPA logo is displayed along with the logos of other participating entities, the EPA logo must not be displayed in a manner that implies that EPA itself is conducting the Project. Instead, the EPA logo must be accompanied with a statement indicating that the Borrower received financial assistance from EPA for the Project. As provided in the sign specifications from OPA, the EPA logo is the preferred identifier for assistance agreement projects and use of the EPA seal requires prior approval from the EPA. To obtain the appropriate EPA logo or seal graphic file, the Borrower should contact the Department.

Signage costs are considered an allowable cost under this Agreement provided that the costs associated with signage are reasonable.

The Borrower agrees to notify the Department, who will notify the EPA Project Officer of public or media events publicizing the accomplishment of significant events related to construction projects as a result of this agreement, and provide the opportunity for attendance and participation by federal representatives with at least ten (10) working days’ notice.

Section 3.8. Engineering Services.
        The Borrower has retained or employed the Consulting Engineer to provide engineering services covering planning and design, operation of the System, and the supervision and inspection of the construction of the Project. The Consulting Engineer will provide to the Department the certificate required by Section 3.4.

Section 3.9. Borrower Required to Complete Project.
Subject to the provisions of Section 9.5 hereof, if the Loan Proceeds are not sufficient to pay in full the cost of the Project, the Borrower will complete the Project at its own expense and shall not be entitled to any reimbursement therefor from the Department or the Fund or to any abatement, diminution or postponement of the Borrower’s repayments under this Agreement.

Section 3.10. Inclusion of Eligible Project Reimbursement Costs Within The Loan.
Project Costs incurred prior to the initiation of construction and after approval of the Project by the Department are eligible for reimbursement from Loan Proceeds provided that the Project continues to meet all the criteria and requirements set forth by the Department. Notwithstanding anything to the contrary herein, costs incurred and associated with the initial stages of the Project, such as planning and design, are eligible for reimbursement regardless of when such costs were incurred.

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Section 3.11. Lead Service Line Replacement (“LSLR”) and Lead Removal Projects1.
The following terms and conditions apply to loans from the Department that involve actual construction associated with lead service line replacement and lead removal. It is within the Department’s complete discretion to allow for the partial replacement of lead service lines.

(a)Stand-alone Lead Service Line Replacement. The recipient agrees to ensure that this Project funded either in whole or in part under this Loan must replace the entire lead service line, not just a portion, unless a portion has already been replaced or is concurrently being replaced with another funding source.
The recipient agrees the time between starting and completing full this Project for individual service lines should be as short as possible and should not exceed three months.

(b)Lead Service Line Replacement Performed in Conjunction with Planned Infrastructure Projects. If the logistics involved with coordinating the Project with planned infrastructure projects dictates, then partial replacement of a service line is acceptable if disturbance to the service line is unavoidable and the water system cannot gain access to conduct a full lead service line replacement (e.g., a customer refuses to allow replacement of the customer-owned portion of the service line). In the event a water system cannot gain access to conduct full replacement because of a customer refusal, the Borrower may conduct partial replacement in conjunction with planned infrastructure work. The Borrower is required to document customer refusals, which could consist of any of the following: a refusal signed by the customer, documentation of a verbal statement refusing replacement, or documentation of no response after multiple attempts to reach the customer regarding full replacement. The Department will allow for partial replacement so long as the Borrower submits the required documentation as outlined hereunder.
(c)Lead Service Line Replacement Performed in Conjunction with Emergency Infrastructure Repair or Replacement. Under emergency circumstances, the Borrower may use Loan Proceeds to pay for partial replacement if full replacement is not possible due to customer refusal. For the purposes of oversight and confirming eligibility, the Borrower must document customer refusals in a manner determined by the Department. Best practices consist of any of the following: a refusal signed by the customer, documentation of a verbal statement refusing replacement, or documentation of no response after multiple attempts to reach the customer regarding full replacement.

ARTICLE IV
ADDITIONAL FEDERAL REQUIREMENTS
Section 4.1. Federal Requirements.
(a)As a recipient of Fund assistance, the Borrower shall comply Federal State Revolving Loan Requirements Section 1452 of the Federal Safe Drinking Water Act, 42 U.S.C. §300j-12 et seq., as amended.
1 THIS SECTION 3.11 ONLY APPLIES IF PROJECT BEING FUNDED WITH LOAN PROCEEDS INVOLVES ACTUAL CONSTRUCTION ASSOCIATED WITH LEAD SERVICE LINE REPLACEMENT AND LEAD REMOVAL.
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(b)Pursuant to Title VI of the Civil Rights Act of 1964, 42 U.S.C. § 2000d, as a recipient of Fund assistance, the Borrower agrees not to discriminate on the basis of race, color or national origin in any activity funded through this Agreement.
(c)Pursuant to the Age Discrimination Act, 42 U.S.C. § 6101 et seq., as a recipient of Fund assistance, the Borrower agrees not to discriminate on the basis of age in any activity funded through this Agreement.
(d)Pursuant to Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. § 794, as a recipient of Fund assistance, the Borrower agrees not to discriminate on the basis of disability in any activity funded through this Agreement.
(e)Pursuant to Section 1452 of the Federal Safe Drinking Water Act Amendments of 1996, P.L. 104-182, and Title IX of the Education Amendments of 1972, 20 U.S.C. § 1681 et seq., as amended, as a recipient of Fund assistance, the Borrower agrees not to discriminate on the basis of sex in any activity funded through this Agreement.
(f)Pursuant to Executive Order 11246, dated September 24, 1965, as amended by Executive Order 11375, dated October 13, 1967, and as supplemented by U.S. Department of Labor regulations set forth at 41 C.F.R. Ch. 60, as a recipient of Fund assistance, the Borrower agrees to provide an equal opportunity for employment to all contracts and subcontracts awarded for the Project and funded through this Agreement.
(g)Pursuant to Executive Order 12898, dated February 11, 1994, as a recipient of Fund assistance, the Borrower agrees not to fund any action through this Agreement that will have disproportionately high and adverse effects on minority or low-income populations.
Section 4.2. Americans with Disabilities Act.
Pursuant to federal regulations promulgated under the authority of the Americans With Disabilities Act, 28 C.F.R. § 35.101 et seq., no individual with a disability shall, on the basis of the disability, be excluded from participation in this Agreement or from activities provided for under this Agreement, and the Borrower agrees to comply with the General Prohibitions Against Discrimination, 28 C.F.R. § 35.130, and all other regulations promulgated under Title II of the Americans With Disabilities Act which are applicable to the benefits, services, programs, and activities provided by the Department as an agency of the State of Delaware through this Agreement. The State of Delaware and the Department shall be indemnified and held harmless from all losses, damages, expenses, claims, demands, suits and actions brought by any party against the State of Delaware or the Department as a result of the Borrower’s failure to comply with its obligations under the preceding provisions.

Section 4.3. Nondiscrimination; Sexual Harassment.
The Borrower shall comply, or cause its contractor or subcontractor, or other agents or representatives to comply, with the following requirements:

(a)In the hiring of any employees for the manufacture of supplies, performance of work, or any other activity required under this Agreement or any Project contract, no person who is qualified and available to perform the work to which the employment relates shall be discriminated against by reason of gender, race, creed or color.
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(b)No employee involved in the manufacture of supplies, the performance of work or any other activity required under this Agreement shall be discriminated against in any manner or intimidated on account of gender, race, creed, or color.
(c)A written sexual harassment policy providing that sexual harassment will not be tolerated and employees who practice it will be disciplined shall be established and maintained by the Borrower and employees shall be informed of the policy.
(d)No contractor who is qualified to perform the work relating to this Agreement shall discriminate against any other contractor by reason of gender, race, creed, or color.
(e)All necessary employment documents and records shall be provided and access shall be granted to the Department to books, records, and accounts for purposes of investigation to ascertain compliance with the provisions of this Nondiscrimination/Sexual Harassment Clause. If documents or records reflecting the necessary information requested are not available, such information shall be furnished on reporting forms supplied by the Department.
(f)This Nondiscrimination/Sexual Harassment Clause shall be included in any contract awarded for the Project so that such provisions will be binding upon any contractors engaged for the Project.
(g)The Department may cancel or terminate this Agreement and all money due or to become due under this Agreement may be forfeited for a violation of the terms and conditions of this Nondiscrimination/Sexual Harassment Clause. In addition, the Department may proceed with debarment or suspension and may place the party not in compliance in the Contractor Responsibility File, a repository of information on contractors.
ARTICLE V
REPAYMENT OF LOAN; GENERAL OBLIGATION
Section 5.1. Repayment of Loan.
        The Borrower shall repay the Loan pursuant to the terms of the Bond issued to the Department.

Section 5.2. General Obligation.
        The Borrower’s repayment obligation constitutes a general obligation of the Borrower, secured by a pledge of its full faith, revenue and credit.

Section 5.3. [RESERVED]
ARTICLE VI
PREPAYMENTS
Section 6.1. Prepayments of Loan.
        At its option and upon providing prior written notice to the Department, the Borrower may prepay the Loan, in whole or in part, without penalty, at any time. Such prior written notice shall specify the date on which the Borrower will make such prepayment and whether the Loan will be prepaid in full or in part, and if in part, the principal amount to be
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prepaid. Any such prepayment shall be applied against Loan principal installments then outstanding as shall be directed by the Borrower.

ARTICLE VII
OPERATION AND USE OF SYSTEM
Section 7.1. Inspection of System and Borrower’s Books and Records.
        The Department and its duly authorized representatives and agents shall have such reasonable rights of access to the System as may be necessary to determine whether the Borrower is in compliance with the requirements of this Agreement and shall have the right at all reasonable times and upon reasonable prior notice to the Borrower to examine and copy the books and records of the Borrower insofar as such books and records relate to the System.

        The Borrower agrees to comply with all record keeping and reporting requirements under all applicable legal authorities, including any reports required by the Department, such as performance indicators of program deliverables and information on costs and project progress. The Borrower understands that (i) each contract and subcontract related to the Project is subject to audit by appropriate federal and state entities and (ii) failure to comply with the applicable legal requirements and this Agreement may result in a default hereunder that results in a repayment of Loan Proceeds in advance of the maturity of the Bond and/or other remedial actions.

Section 7.2. Performance Certification.
        The Borrower will notify the Department when the Project is completed and operation commenced on or before the date set out in Section 2.1(m).

Section 7.3. Operation, Maintenance and Use of System.
        At its own cost and expense, the Borrower shall operate the System in a proper, sound and economical manner and in compliance with all legal requirements, shall maintain the System in good repair and operating condition and from time to time shall make all necessary repairs, renewals and replacements.

ARTICLE VIII
INSURANCE, DAMAGE AND DESTRUCTION
Section 8.1. Insurance.
        Unless the Department otherwise agrees in writing, the Borrower shall maintain or cause to be maintained insurance against such risks as are customarily insured against by owners of systems similar in size and character to the System.

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ARTICLE IX
SPECIAL COVENANTS
Section 9.1. Maintenance of Existence.
        The Borrower shall maintain its existence as a “Person” (as defined in the Federal Safe Drinking Water Act) and, without consent of the Department, which consent shall not be unreasonably withheld, shall not dissolve or otherwise dispose of all or substantially all of its assets or consolidate or merge with or into another entity. Notwithstanding the foregoing, the Borrower may consolidate or merge with or into, or sell or otherwise transfer all or substantially all of its assets to a political subdivision of The State of Delaware, and the Borrower thereafter may dissolve, if the surviving, resulting or transferee political subdivision, if other than the Borrower, assumes, in written form acceptable to the Department, all of the obligations of the Borrower contained in this Agreement, and there is furnished to the Department an Opinion of Counsel acceptable to the Department subject to customary exceptions and qualifications, to the effect that such assumption constitutes the legal, valid and binding obligations of the surviving, resulting or transferee entity in accordance with its terms.

Section 9.2. Financial Records and Statements.
        The Borrower shall maintain proper books of record and account in which proper entries shall be made in accordance with generally accepted accounting principles, consistently applied, of all its business and affairs related to the System. The Borrower shall have an annual audit (such annual audit shall comply in all respects with the Federal Single Audit Act, 2 CFR 200 Subpart F) made by an independent certified public accountant within one hundred twenty (120) days after the end of each Fiscal Year. Such report shall include a certificate of the accountants to the effect that, during the course of such accountant’s regular examination of the Borrower’s financial condition, nothing came to such accountant’s attention that would constitute an Event of Default hereunder. A copy of the audited annual report shall be forwarded to the Department when completed, as outlined in Section 3.2 (f) herein.

Section 9.3. Certificate as to No Default.
        The Borrower shall deliver to the Department, within one hundred twenty (120) days after the close of each Fiscal Year, a certificate signed by an Authorized Representative stating that, during such year and as of the date of such certificate, no event or condition has happened or existed, or is happening or existing, which constitutes an Event of Default, or if such an event or condition has happened or existed, or is happening or existing, specifying the nature and period of such event or condition and what action the Borrower has taken, is taking or proposes to take to rectify it.

Section 9.4. Further Assurances.
        The Borrower shall to the fullest extent permitted by law pass, make, do, execute, acknowledge and deliver such further resolutions, acts, deeds, conveyances, assignments, transfers and assurances as may be necessary or desirable for the better assuring, conveying, granting, assigning and confirming the rights of the Department under this Agreement, or as may
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EXHIBIT 10.58
be required to carry out the purpose of this Agreement. The Borrower shall at all times, to the fullest extent permitted by law, defend, preserve and protect all rights of the Department under this Agreement against all claims and demands of all persons.

Section 9.5. Other Indebtedness.
        In the event that the Borrower is required to borrow additional funds in order to complete the Project, the Borrower agrees to consult with the Department before borrowing any such additional funds. The Borrower agrees to pay when due all amounts required by any other bonded indebtedness and to perform all of its obligations in connection therewith.

Section 9.6. Assignment by Borrower.
        The Borrower may not assign its rights under this Agreement without the prior written consent of the Department, which consent shall not be unreasonably withheld. If the Borrower desires to assign its rights under this Agreement to another “Person” (as defined in the Federal Safe Drinking Water Act), the Borrower shall give notice of such fact to the Department. If the Department consents to the proposed assignment, the Borrower may proceed with the proposed assignment, but such assignment shall not become effective until the Department is furnished: (i) an assumption agreement in form and substance satisfactory to the Department by which the assignee agrees to assume all of the Borrower’s obligations under this Agreement, and (ii) an Opinion of Counsel to the assignee, subject to customary exceptions and qualifications, that the assumption agreement and this Agreement constitute legal, valid and binding obligations of the assignee enforceable against the assignee in accordance with their terms and that the assignment and assumption comply in all respects with the provisions of this Agreement. Notwithstanding the foregoing, the assignment of the rights of the Borrower under this Agreement or the assumption of the obligations thereunder by the assignee shall in no way be construed as releasing the Borrower’s obligations unless specifically agreed to by the Department.

ARTICLE X
DEFAULTS AND REMEDIES
Section 10.1. Events of Default.
        Each of the following events shall be an “Event of Default” hereunder:

(a)The failure to pay any payment of principal, interest and/or any administrative fee when due hereunder or under the Bond;
(b)The Borrower’s failure to perform or observe any of the other covenants, agreements or conditions of this Agreement and the continuation of such failure for a period of thirty (30) days after the Department gives the Borrower written notice specifying such failure and requesting that it be cured, unless the Department shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice is correctable but cannot be corrected within the applicable period, the Department will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by the Borrower within the applicable period and diligently pursued until the default is corrected;
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(c)Any warranty, representation or other statement by or on behalf of Borrower contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect;
(d)An order or decree shall be entered, with the Borrower’s consent or acquiescence, appointing a receiver or receivers of the System or any part thereof or of the income thereof, or if such order or decree, having been entered without the Borrower’s consent or acquiescence, shall not be vacated, discharged or stayed on appeal within ninety (90) days after the entry thereof;
(e)Any proceeding shall be instituted, with the Borrower’s consent or acquiescence, for the purpose of effecting a composition between the Borrower and its creditors, pursuant to any federal or state statute now or hereafter enacted, if the claims of such creditors are under any circumstances payable from the revenues of the System; or
(f)Any bankruptcy, insolvency or other similar proceeding shall be instituted by or against the Borrower under any federal or state bankruptcy or insolvency law now or hereinafter in effect and, if instituted against the Borrower, is not dismissed within ninety (90) days after filing.
Section 10.2. Notice of Default.
        The Borrower agrees to give the Department prompt written notice if any order, decree or proceeding referred to in Section 10.1(d) through (f), inclusive, is entered or instituted against the Borrower or of the occurrence of any other event or condition which constitutes an Event of Default immediately upon becoming aware of the existence thereof.

Section 10.3. Remedies on Default.
        Whenever any Event of Default referred to in Section 10.1 shall have happened and be continuing, the Department shall, in addition to any other remedies provided herein or by law, have the right, at its option without any further demand or notice, to take one or both of the following remedial steps:

(a)Discontinue advances of Loan Proceeds hereunder;
(b)Declare immediately due and payable all payments due or to become due under this Agreement or under the Bond, and upon notice to the Borrower, the same shall become immediately due and payable by the Borrower without further notice or demand; and
(c)Take whatever other action at law or in equity may appear necessary or desirable to collect the payments then due and thereafter to become due under this Agreement or to enforce any other of the Department’s rights under this Agreement or to enforce performance by the Borrower of its covenants, agreements or undertakings contained herein.
Section 10.4. Delay and Waiver.
        No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver of any Event of Default under
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this Agreement shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereto.

Section 10.5. Right to Cure Default.
        If the Borrower shall fail to make any payment or to perform any act required by it under this Agreement, the Department without prior notice to or demand upon the Borrower and without waiving or releasing any obligation or default, may (but shall be under no obligation to) make such payment or perform such act. All amounts so paid by the Department and all costs, fees and expenses so incurred shall be payable by the Borrower as an additional obligation under this Agreement, together with interest thereon at the rate of interest of five percent (5%) per annum until paid. The Borrower’s obligation under this Section shall survive the repayment of the Bond.

ARTICLE XI
MISCELLANEOUS
Section 11.1. Successors and Assigns.
        This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 11.2. Amendments.
        The Department and the Borrower shall have the right to amend from time to time any of the terms and conditions of this Agreement, provided that all amendments shall be in writing and shall be signed by or on behalf of the Department and the Borrower.

Section 11.3. Limitation of Liability of Borrower’s Officers.
        No present or future director, official, officer, employee or agent of the Borrower shall be liable personally in respect of this Agreement or for any other action taken by such individual pursuant to or in connection with the financing provided for in this Agreement.

Section 11.4. Applicable Law.
        This Agreement shall be governed by the applicable laws of The State of Delaware.

Section 11.5. Severability.
        If any clause, provision, or section of this Agreement shall be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or Section shall not affect the remainder of this Agreement which shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained in this Agreement. If any agreement or obligation contained in this Agreement is held to be in violation of law, then such agreement
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or obligation shall be deemed to be the agreement or obligation of the Department and the Borrower, as the case may be, only to the extent permitted by law.

Section 11.6. Notice.
        Unless otherwise provided for herein, all demands, notices, approvals, consents, requests, opinions and other communications under this Agreement shall be in writing and shall be deemed to have been given when delivered in person or mailed by first class registered or certified mail, postage prepaid, addressed as follows:

        Department:    Delaware Department of Health and Social Services
                Division of Public Health
                Office of Drinking Water
                Jesse Cooper Building
                417 Federal Street – Room 226
                Dover, DE 19901
        Attention: DWSRF Program Director

        With a copy to:

                Delaware Department of Natural Resources
& Environmental Control, on behalf of the Delaware Department of Health and Social Services
                Office Of the Secretary, Environmental Finance
                97 Commerce Way, Suite 106
                Dover, DE 19904
                Attention: Laura Robbins, Chief of Administration

            and

            Borrower:    Southern Shores Water Company, L.L.C.
c/o: Tidewater Utilities, Inc.
                    1100 South Little Creek Road
                    Dover, DE 19901
                Attention: Mr. Robert J. Capko, Treasurer

        With a copy to:

                Middlesex Water Company
                485C Route One South, Suite 400
                Iselin, NJ 08830
Attn: Jay L. Kooper, Vice President, General Counsel & Secretary

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The Department, and the Borrower may designate, by notice given hereunder, any further or different addresses to which subsequent demands, notices, approvals, consents, requests, opinion or other communications shall be sent or persons to whose attention the same shall be directed.

Section 11.7. Headings.
        The headings of the several articles and sections of this Agreement are inserted for convenience only and do not comprise a part of this Agreement.

Section 11.8. Terms of Agreement.
        This Agreement shall be effective upon its execution and delivery by the Borrower and the Department. Except as otherwise specified, the Borrower’s obligations under this Agreement shall expire upon payment in full of the Bond and all other amounts payable by the Borrower under this Agreement.

Section 11.9. Counterparts.
        This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

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    WITNESS the following signatures, all duly authorized.

        FOR THE DELAWARE DRINKING WATER STATE REVOLVING FUND, ACTING BY AND THROUGH THE DELAWARE DEPARTMENT OF HEALTH AND SOCIAL SERVICES, DIVISION OF PUBLIC HEALTH

                    By: /s/ Laura Robbins
        Laura Robbins
        DNREC, Chief of Administration
Delaware Department of Natural Resources and Environmental Control, on behalf of the Delaware Department of Health and Social Services

        TIDEWATER UTILITIES, INC., AS SOLE MEMBER AND GENERAL MANAGER OF SOUTHERN SHORES WATER COMPANY, L.L.C.

                    By: /s/ Robert J. Capko
        Name: Robert J. Capko
        Title:     Treasurer
(SEAL)

Attest:

By:    /s/ Jay L. Kooper
    Jay L. Kooper
    Secretary

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[SIGNATURE PAGE TO FINANCING AGREEMENT – SERIES 2025-DWSRF - LEAD SERVICE LINE SEA COLONY COMMUNITY VACUUM EXCAVATION PROJECT]
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EXHIBIT A

Project Description

The purpose of the Project is to identify and replace identified lead service lines within the Sea Colony Community. This is required by the Lead and Copper Rule Revisions from the EPA and will protect the health of the public residing within the Sea Colony Community. The Borrower owns the water system that serves the Sea Colony Community and has determined that service line field verifications using vacuum excavations in the Sea Colony Community would help eliminate more unknowns in the Bethany Bay District PWSID. The Sea Colony Community has an estimated 2202 units. This project proposes conducting service line field verifications at approximately 160 sites. LeadCAST predictive model will then be utilized to eliminate unknowns.

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EXHIBIT B

Project Budget

Project Budget:	Total Cost
Engineering	$62,000.00
Construction	324,000.00
Contingencies	32,000.00
Total Budget	$418,000.00

Source of Funds:
DWSRF Loan	$ 418,000.00

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EXHIBIT C

Form of Requisition

PROJECT NAME:___________________________        FUNDING RECIPIENT:___________________________

                                    E. I. #____________________

UNITED STATES                    AND/    STATE OF DELAWARE        REQUISITION NO:___________
DEPARTMENT OF AGRICULTURE         OR     DHSS
RURAL DEVELOPMENT                                DATE:______________________

USDA LOAN NO._______________                            STATE LOAN NO.____________

USDA GRANT NO._____________            SEPARATELY    OR        STATE GRANT NO.___________
                        JOINTLY FUNDED PROJECT

            ACCOUNT SUMMARY AND REQUEST FOR LOAN/GRANT DISBURSEMENT

DISBURSEMENT ITEMS	AMOUNT BUDGETED	PREVIOUS DISBURSEMENTS	THIS PERIOD	TOTAL TO DATE	REMAINING FUNDS
CONSTRUCTION
CONTRACT NAME OR #
CONTRACT NAME OR #
CONTRACT NAME OR #
LAND AND R.O.W.
LEGAL AND ADMIN
ENGINEERING FEES
INTEREST
CONTINGENCIES
INITIAL O & M
OTHER (describe)
DISBURSEMENT TOTALS
SOURCES OF FUNDING
USDA LOAN
USDA GRANT
STATE LOAN
STATE GRANT
OTHER (describe)
OTHER (describe)
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EXHIBIT 10.58

OTHER (describe)
SOURCE TOTALS (must equal disbursement totals above)
    See Notes on Page 2 (other side)

    LOAN/GRANT DISBURSEMENT FORM
    Requisition No._________

    ________________________________________________        ______________________________________
    PREPARED BY    (BORROWER/GRANTEE) DATE        APPROVED BY (DHSS/ODW) DATE

    ________________________________________________        _______________________________________
    APPROVED BY (ARCHITECT/ENGINEER) DATE            APPROVED BY (USDA/RD) DATE

                   Borrower/Grantee’s Certification

The undersigned certifies that (1) the amounts requested by
this requisition will be applied solely and exclusively to the payment, or the reimbursement of the recipient for the payment, of Project Costs, and (2) any materials, supplies or equipment covered by this requisition are not subject to any lien or
security interest or such lien or security interest will be released upon payment of this requisition.

Recipient’s Authorized Representative Name, Title (PRINTED)

________________________________________________________
Recipient’s Authorized Representative Signature Date

               Consulting Engineer’s Certification

The undersigned Consulting Engineer for the Recipient hereby
Certifies that insofar as the amounts covered by this
Requisition include payment for labor or to contractors,
builders or materialmen, such work was actually performed or such materials, supplies or equipment were actually furnished to or installed in the Project.

Title and Company Name (PRINTED)

_________________________________________________________
Consulting Engineer’s Name (PRINTED)

_________________________________________________________
Authorized Consulting Engineer Signature Date

    NOTES:    1.    Include copies of all invoices or other acceptable documentation to support above request. Provide one (1) set for each funding agency.

2.    On jointly funded projects, disbursements will not be processed until this document is approved by authorized representatives of both the U. S. Department of Agriculture and the State of Delaware, Department of Health and Social Services.

Forms-Jointly Funded-Disbursement.doc    This form provides all information required by USDA Form RD 440-11

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EXHIBIT D

Schedule of Disbursements

Date	Amount
February 2026	$418,000
Total:	$418,000

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EXHIBIT E

Form of Change Order

UNITED STATES            AND    STATE OF DELAWARE        ORDER NO:________
DEPARTMENT OF AGRICULTURE    OR     DHSS OR DNREC
RURAL DEVELOPMENT
                                        DATE______________

STATE:_____________
                SEPARATELY OR JOINTLY FUNDED PROJECT
COUNTY:___________
                    CONTRACT CHANGE ORDER

CONTRACT FOR:________________________________

OWNER:___________________________________________________________________________________________

To:________________________________________________________________________________________________
                (Contractor)

You are hereby requested to comply with the following changes from the contract plans and specifications:

Description of Changes (Supplemental Plans and Specifications Attached)	DECREASE in Contract Price	INCREASE In Contract Price
	$	$
TOTALS	$	$
NET CHANGE IN CONTRACT PRICE	$	$

JUSTIFICATION: Explain (Differing Site Conditions) (Errors or Omissions in Drawings or Specifications) (Changes in Regulatory Requirements) (Design Changes) (Over run or Under run in Quantities) (Factors Affecting Time of Completion) (Other: Describe below)

___________________________________________________________________________________________________

___________________________________________________________________________________________________

The original amount of the Contract:_____________________________________________________________________

__________________________________________________________________Dollars ($________________________)

The amount of the Contract as adjusted by all previously approved Change Orders:________________________________

__________________________________________________________________Dollars ($________________________)

The amount of the Contract will be (Decreased) (Increased) through this Change Order by the sum of:_________________

__________________________________________________________________Dollars ($________________________)

The Contract Total including this and all previous Change Orders will be:_______________________________________

__________________________________________________________________Dollars ($________________________)

The Contract Period provided for completion will be (Increased) (Decreased) (Unchanged) by:___________ Calendar Days

CONTRACT CHANGE ORDER FORM
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EXHIBIT 10.58
CHANGE ORDER NO.____________

This document will become a supplement to the contract and all provisions will apply hereto.

Requested:______________________________________________________________________ ________________
            (Owner)                                (Date)

Recommended:___________________________________________________________________ ________________
            (Owner’s Architect/Engineer)                    (Date)

Accepted:_______________________________________________________________________ _________________
            (Contractor)                            (Date)

Approved by State of Delaware:_____________________________________________________ _________________
                                            (Date)

Approved by U. S. Department of Agriculture:__________________________________________ _________________
                                            (Date)

After all five (5) copies of the Change Order have been signed and dated by authorized representatives of all the applicable parties in the spaces provided above, transmit one (1) copy to each party as listed below.

( ) U. S. Department of Agriculture’s Copy

( ) State of Delaware’s Copy

( ) Contractor’s Copy

( ) Borrower/Grantee’s Copy

( ) Architect/Engineer’s Copy

Forms- Jointly Funded-Change Order.doc    This form provides all information required by USDA Form RD 1924 (Rev. 2-97)

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EXHIBIT "F"

CERTIFICATE OF THE BORROWER AND
PROJECTED DRAWDOWN SCHEDULE OF THE
PROJECT

    The undersigned, as representatives of Southern Shores Water Company, L.L.C. (the "Borrower") in connection with the issuance of its $418,000 General Obligation Bond (Lead Service Line Sea Colony Community Vacuum Excavation Project), Series 2025-DWSRF, have reviewed the estimated drawdown schedule prepared by the Borrower, attached hereto as Exhibit D and made a part hereof.

    We hereby certify as of December 31, 2025 that the estimated drawdown schedule attached hereto as Exhibit D and statements made under Section 2.1(m) "Representations by Borrower" in the foregoing Financing Agreement between the Borrower and the Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health and Social Services, Division of Public Health, are to the best of our knowledge true and correct as of the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EXHIBIT 10.58

TIDEWATER UTILITIES, INC., AS SOLE MEMBER AND GENERAL MANAGER OF SOUTHERN SHORES WATER COMPANY, L.L.C.

                        By:    /s/ Robert J. Capko
                            Robert J. Capko
                            Treasurer

Attest:

By:    /s/ Jay L. Kooper
    Jay L. Kooper
    Secretary

[SIGNATURE PAGE TO EXHIBIT F TO FINANCING AGREEMENT - CERTIFICATE AS TO PROJECTED DRAWDOWN SCHEDULE – SERIES 2025-DWSRF - LEAD SERVICE LINE SEA COLONY COMMUNITY VACUUM EXCAVATION PROJECT]
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